Allowance for credit losses	6 Months Ended
Jun. 30, 2020
Credit Loss [Abstract]
Allowance for credit losses	Allowance for credit losses
We are exposed to credit losses on our net investments in finance and sales-type leases (“Finance Leases”) and notes receivable related to the sale of aircraft and restructured operating lease payment amounts, which are included as notes receivable in other assets. Our Finance Leases credit exposure reflects the risk that our finance lease customers fail to meet their payment obligations and the risk that aircraft value is less than the unguaranteed residual value assumed in the Finance Leases receivable balance.
We estimate the expected risk of loss over the remaining life of our Finance Leases and notes receivable using a probability of default and net exposure analysis. The probability of default is estimated based on historical cumulative default data, adjusted for current conditions, of similarly risk-rated counterparties over the contractual term. The net exposure is estimated based on the Finance Lease or notes receivable balance exposure, net of the estimated aircraft value, in the case of a Finance Lease, and other cash collateral, including security deposits and maintenance-related deposits, over the contractual term. The expected loss provision for each individual contractual exposure is calculated by multiplying the probability of default by the net exposure over the contractual term.
Movements in the allowance for credit losses during the six months ended June 30, 2020 were as follows:

Six Months Ended June 30, 2020
Allowance for credit losses at beginning of period	$—
Cumulative effect due to adoption of new accounting standard	30,264
Current period provision for expected credit losses	33,999
Write-offs charged against the allowance	—
Allowance for credit losses at end of period	$64,263
During the six months ended June 30, 2020, we increased our credit provision, classified in leasing expenses, by $34.0 million to reflect the increased credit risk due to the Covid-19 pandemic.